[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(x)

AMENDMENT NO. 8

to

A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

AIRBUS S.A.S.

and

FRONTIER AIRLINES, INC.

This Amendment No. 8 (hereinafter referred to as this “Amendment”) is entered into as of March 16, 2020 between Airbus S.A.S. a société par actions simplifiée, created and existing under the laws of the Republic of France, having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”) and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA, (the “Buyer” and, together with the Seller, the “Parties”).

WHEREAS, the Buyer and the Seller entered into that certain A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”).

[***]

WHEREAS, the Parties wish to amend the Agreement as set forth below.

NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

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PRIVILEDGED AND CONFIDENTIAL

1.	[***]

1.1	Without prejudice to the Agreement and subject to Paragraph 3 below, in respect of the [***]

1.2	The following Aircraft shall be [***]:

Aircraft Type	Contractual Rank	CAC ID	Scheduled Delivery Month	Anticipated Actual Delivery
[***]	[***]	[***]	[***]	[***]

1.3	With respect to the [***]

1.4	[***]

2.	DELIVERIES

2.1	Aircraft [***]

(a)	The Scheduled Delivery Month of [***] Aircraft shall be amended as follows:

Aircraft Type	Contractual Rank	CAC ID	Original Scheduled Delivery Month	New Scheduled Delivery Month
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

(b)	The delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table attached hereto as Appendix A.

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PRIVILEDGED AND CONFIDENTIAL

3.	[***]

It is expressly understood and agreed by the Parties, as a condition hereof, that

(a)

(i)	[***],

(ii)	[***], and

(iii)	[***],

[***]; and

(b)	[***]

4.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment terminates at midnight (Mountain Daylight Time) on March 16 2020 [***]

5.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

6.	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the other party, and any attempted assignment or transfer in contravention of the provisions of this Clause 6 will be void and of no force or effect.

7.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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PRIVILEDGED AND CONFIDENTIAL

8.	INTERPRETATION AND LAW

This Amendment is subject to the Interpretation and Law provisions set forth in Clause 22.6 of the Agreement.

[SIGNATURE PAGE FOLLOWS]

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PRIVILEDGED AND CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective officers or agents as of the date first above written.

Airbus S.A.S.

By:	/s/ Benoît de Saint-Exupéry
Name: Benoît de Saint-Exupéry
Title: Senior Vice President, Contracts

Frontier Airlines, Inc.

By:	/s/ James Dempsey
Name: James Dempsey
Title: Chief Financial Officer

PRIVILEDGED AND CONFIDENTIAL

Appendix A to Amendment No. 8

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Appendix B to Amendment No. 8	CONFIDENTIAL

LETTER AGREEMENT

[***]

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Appendix B to Amendment No. 8	CONFIDENTIAL

APPENDIX 1

[***]

For

2020 Aircraft

[***]

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